UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07225

T. Rowe Price U.S. Equity Research Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRCOX U.S. Equity Research
Fund –
.
PACOX U.S. Equity Research
Fund–
.
Advisor  Class
RRCOX U.S. Equity Research
Fund–
.
R  Class
PCCOX U.S. Equity Research
Fund–
.
I  Class
PCUZX U.S. Equity Research
Fund–
.
Z Class

T. ROWE PRICE U.S. Equity Research Fund
HIGHLIGHTS
The U.S. Equity Research Fund underperformed the S&P 500 Index during the
12-month period ended December 31, 2022.
Stock selection in four of 11 sectors contributed to relative returns during the reporting period.
Information technology, health care, financials, and consumer discretionary were the fund’s largest sector allocations in absolute terms.
Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end in a
“soft landing”—with slower but still positive growth—or in a full-fledged recession that drags down earnings.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE U.S. Equity Research Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE U.S. Equity Research Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. Equity Research Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth by investing primarily in
U.S. common stocks.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The U.S. Equity Research Fund returned -18.80% for the 12 months ended
December 31, 2022. The fund underperformed its benchmark, the S&P 500
Index, and its Lipper peer group. (Returns for the Advisor, R, I, and Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results. )
What factors influenced the
fund’s performance?
The fund’s objective is to
outperform the S&P 500 by
investing in our research
analysts’ highest-conviction
stocks while keeping sector
and industry allocations
close to their weightings in
the index. Stock selection
in four of 11 sectors
contributed to relative
performance during the
period. Overall, the energy,
industrials and business
services, and communication
services sectors detracted
from relative returns, while
financials and health care contributed the most on a relative basis.
The energy sector was the largest detractor from the fund’s relative performance versus the S&P 500 Index due to our underweight position. An underweight position in integrated oil and gas company ExxonMobil weighed on relative returns as the company benefited from elevated oil and gas prices during much of the period. Shares appreciated further on supply concerns after the U.S. announced it would ban oil imports from Russia, and the European
Union also announced that it would decrease its member nations’ imports of
Russian energy by the end of 2022. We added to our position during the year as
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
U.S. Equity Research
Fund –
.
2.07% -18.80%
U.S. Equity Research
Fund–
.
Advisor  Class 1.86 -19.11
U.S. Equity Research
Fund–
.
R  Class 1.71 -19.35
U.S. Equity Research
Fund–
.
I  Class 2.11 -18.72
U.S. Equity Research
Fund–
.
Z  Class 2.29 -18.44
S&P 500 Index 2.31 -18.11
Lipper Large-Cap
Core Funds Index 3.31 -17.00

T. ROWE PRICE U.S. Equity Research Fund

we believe the company could be entering a period of structural growth as a big slate of projects is set to come online over the next two to three years. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Not owning oil field services company Schlumberger also detracted from relative performance as oil prices rose during much of the period. Shares also advanced in the fourth quarter after the company reported its highest profit in seven years, driven by growth in international drilling, and raised its guidance for the rest of 2022. We prefer higher-conviction investments elsewhere in the portfolio.
Not owning defense contractor Lockheed Martin hurt relative results in the industrials and business services sector. Shares advanced early in the year as global defense spending budgets increased following Russia’s invasion of
Ukraine. The stock also received a boost later in the period after the company reported better-than-feared quarterly results, leading investors to believe that the business could be back on track after a period of underperformance. We remain underweight as we believe Lockheed Martin’s product portfolio is overly levered to legacy Department of Defense programs that will plateau or decline over the next several years. An average overweight position in Generac
Holdings, a dominant player in a large and underpenetrated home standby generator market, further weighed on relative gains. Shares were pressured by weakening demand as the home standby generator market slowed during the year. We eliminated our position in favor of higher-conviction investments elsewhere in the portfolio.
Within the communication services sector, an overweight in social media company Meta Platforms detracted from relative gains. Shares were pressured by iOS privacy headwinds, increasing competitive threats, and engagement concerns. The company was also negatively affected by the broad sell-off in technology stocks later in the period. We believe that Meta’s share of consumer time spent on mobile devices, coupled with its ad monetization and targeting capabilities, should help it generate advertising-led revenue growth over the next several years.
Conversely, stock selection in the financials sector added value, led by our underweight position in global bank JPMorgan Chase. Shares slumped after management warned that the company won’t meet its longer-term target returns for at least the next year. In recent months, macroeconomic headwinds, including inflation and slowing growth, have weighed on the stock. While we remain underweight, we added to our position in mid-2022 as we like the company’s offensive qualities (including rate sensitivity, scale, robust

T. ROWE PRICE U.S. Equity Research Fund

loan growth, and capital markets businesses) as well as its defensive qualities
(including lower density of loans on balance sheet, offsetting fee businesses, and relatively conservative underwriting) that will serve it well in an uncertain macroeconomic backdrop.
An overweight position in pharmaceutical company Eli Lilly contributed to relative results in health care. During the period, shares were boosted by better-
than-expected first-quarter 2022 earnings and revenues and U.S. Food and
Drug Administration approval of the company’s new diabetes drug, tirzepatide.
Positive results from a number of other drugs in the company’s pipeline also drove shares higher throughout the year. We believe the company has several late-stage assets with high probabilities of success that will benefit its visibility and revenue over the next 12 to 18 months. We also expect Eli Lilly’s base business will remain stable against competition and drug pricing pressures, and we are encouraged by management’s goal of increasing the company’s operating margin percentage over the next five years.
How is the fund positioned?
Similar to the S&P 500 Index,
information technology,
health care, financials, and
consumer discretionary
were the fund’s largest sector
positions in absolute terms
and represented more than
60% of the fund’s net assets at
the end of the period.
Enterprise software-as-a-
service provider Salesforce,
industrial conglomerate
GE, and wireless carrier
T-Mobile US represented
the fund’s largest overweight
stocks versus the benchmark.
We believe that Salesforce
offers a highly recurring
subscription business model
that is well positioned
to benefit from secular
tailwinds as enterprises
migrate to the cloud. We
see the potential for strong free cash flow growth over the next several years
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Information Technology 26.5% 26.0%
Health Care 15.5  16.3
Financials 10.6  11.9
Consumer Discretionary 11.3  10.1
Industrials and Business
Services 6.9  7.6
Consumer Staples 6.6  7.1
Communication Services 8.8  7.0
Energy 3.6  4.9
Utilities 3.4  3.2
Materials 3.3  3.0
Real Estate 2.8  2.5
Other & Reserves 0.7  0.4
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE U.S. Equity Research Fund

given its advantaged positioning and long runway for margin expansion. We are optimistic about the efforts of GE Chief Executive Officer Larry Culp to strengthen the company’s balance sheet and improve operations. We see value in GE’s Aerospace division and also believe GE’s plan to split into three separate companies will be beneficial for shareholders. In our view, T-Mobile has the potential to become the best wireless network in the U.S. as it realizes synergies from the Sprint merger, increases its exposure to suburban and rural areas as well as the enterprise wireless market segment, and further expands its 5G network leadership.
Notable additions to the portfolio during the period included software business
Adobe, software-as-a-service provider ServiceNow, and regional bank U.S.
Bancorp.
What is portfolio management’s outlook?
Heading into 2023, capital markets appear to have priced in a significant global economic slowdown. The key question is whether this deceleration will end in a “soft landing”—with slower but still positive growth—or in a full-fledged recession that drags down earnings. Much depends on the Federal Reserve
(Fed) and the world’s other major central banks as they continue efforts to bring inflation under control by hiking interest rates and draining liquidity from the markets. While Fed hiking cycles don’t generally end well, especially when inflation is running high, investors shouldn’t assume a deep downturn is inevitable.
Nevertheless, geopolitical risks will remain potential triggers for downside volatility in 2023. Structural factors, such as bank capital requirements that constrain market liquidity, could magnify price movements, both up and down. Moreover, with most central banks seeking tighter financial conditions, investors can’t count on them to intervene if markets fall. We’ve come out of a period where central banks had strong motivation to suppress volatility as controlling inflation has become the priority.
Regardless of the stock market’s day-to-day performance, our investment strategy remains the same, relying on the insights of our research analysts to identify favorable long-term investment opportunities in each sector of the S&P
500 Index while keeping sector weights close to those of the benchmark.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. Equity Research Fund

Risks of Stock Investing
As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard &  Poor’s
®
and S&P
®
 are registered trademarks of
Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”);
Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC
(“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE U.S. Equity Research Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
Apple 5.9%
Microsoft 5.8
Alphabet 3.2
Amazon.com 2.4
UnitedHealth Group 1.7
Berkshire Hathaway 1.4
NVIDIA 1.3
Visa 1.3
Johnson & Johnson 1.3
ExxonMobil 1.3
Eli Lilly 1.1
Home Depot 1.1
JPMorgan Chase 1.1
Broadcom 1.1
Procter & Gamble 1.1
Salesforce 1.1
Chevron 1.0
MasterCard 1.0
AbbVie 1.0
General Electric 0.9
Merck 0.9
T-Mobile U.S. 0.9
Thermo Fisher Scientific 0.9
Accenture 0.9
Meta Platforms 0.9
Total 40.6%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE U.S. Equity Research Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
U.S. EQUITY RESEARCH FUND
Note: Performance for the Advisor, R, I, and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE U.S. Equity Research Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
U.S. Equity Research
Fund –
.
-18.80% 9.48% 12.64% – –
U.S. Equity Research
Fund–
.
Advisor  Class -19.11 9.10 12.28 – –
U.S. Equity Research
Fund–
.
R  Class -19.35 8.80 11.95 – –
U.S. Equity Research
Fund–
.
I  Class -18.72 9.60 – 11.89% 11/29/16
U.S. Equity Research
Fund–
.
Z  Class -18.44 – – -15.59 11/23/21
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor,
0.03
R,
0.04
I , and
0.05
Z Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE U.S. Equity Research Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has five share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe
Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.
U.S. Equity Research Fund 0.42%
U.S. Equity Research Fund–Advisor Class 0.86
U.S. Equity Research Fund–R Class 1.09
U.S. Equity Research Fund–I Class 0.34
U.S. Equity Research Fund–Z Class 0.33
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. Equity Research Fund

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE U.S. Equity Research Fund

U.S. EQUITY RESEARCH FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,020.70 $2.29
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.94   2.29
Advisor Class
Actual   1,000.00   1,018.60   4.22
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.02   4.23
R Class
Actual   1,000.00   1,017.10   5.59
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,019.66   5.60
I Class
Actual   1,000.00   1,021.10   1.78
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,023.44   1.79
Z Class
Actual   1,000.00   1,022.90   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365)
to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was
0.45%, the
2
Advisor Class was 0.83%, the
3
R Class was 1.10%, the
4
I Class was 0.35%, and
the
5
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE U.S. Equity Research Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 45.23 $ 36.67 $ 30.93 $ 23.58 $ 26.06
Investment activities
Net investment income
(1)(2)
0.36 0.34 0.46 0.36 0.37
Net realized and unrealized gain/
loss (8.85) 9.90 5.66 7.29 (1.53)
Total from investment activities (8.49) 10.24 6.12 7.65 (1.16)
Distributions
Net investment income (0.32) (0.31) (0.32) (0.17) (0.29)
Net realized gain (0.14) (1.37) (0.06) (0.13) (1.03)
Total distributions (0.46) (1.68) (0.38) (0.30) (1.32)
NET ASSET VALUE
End of period $ 36.28 $ 45.23 $ 36.67 $ 30.93 $ 23.58
Ratios/Supplemental Data
Total return
(2)(3)
(18.80)% 27.98% 19.81% 32.46% (4.63)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.45% 0.42% 0.45% 0.54% 0.70%
Net expenses after waivers/
payments by Price Associates 0.45% 0.42% 0.45% 0.53% 0.69%
Net investment income 0.92% 0.80% 1.47% 1.28% 1.38%
Portfolio turnover rate 45.4% 27.5% 35.6% 32.3% 33.5%
Net assets, end of period (in
millions) $3,155 $4,047 $2,210 $1,792 $633
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE U.S. Equity Research Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 45.21 $ 36.69 $ 30.88 $ 23.54 $ 25.99
Investment activities
Net investment income
(1)(2)
0.22 0.16 0.36 0.27 0.28
Net realized and unrealized gain/
loss (8.85) 9.87 5.64 7.27 (1.50)
Total from investment activities (8.63) 10.03 6.00 7.54 (1.22)
Distributions
Net investment income (0.20) (0.14) (0.13) (0.07) (0.20)
Net realized gain (0.14) (1.37) (0.06) (0.13) (1.03)
Total distributions (0.34) (1.51) (0.19) (0.20) (1.23)
NET ASSET VALUE
End of period $ 36.24 $ 45.21 $ 36.69 $ 30.88 $ 23.54
Ratios/Supplemental Data
Total return
(2)(3)
(19.11)% 27.39% 19.44% 32.04% (4.86)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.82% 0.86% 0.77% 0.86% 0.99%
Net expenses after waivers/
payments by Price Associates 0.82% 0.86% 0.77% 0.85% 0.98%
Net investment income 0.55% 0.37% 1.17% 0.96% 1.04%
Portfolio turnover rate 45.4% 27.5% 35.6% 32.3% 33.5%
Net assets, end of period (in
thousands) $36,895 $35,556 $16,053 $25,556 $9,526
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE U.S. Equity Research Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
R Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 44.82 $ 36.42 $ 30.76 $ 23.45 $ 25.94
Investment activities
Net investment income
(1)(2)
0.10 0.07 0.25 0.17 0.21
Net realized and unrealized gain/
loss (8.77) 9.80 5.61 7.27 (1.52)
Total from investment activities (8.67) 9.87 5.86 7.44 (1.31)
Distributions
Net investment income (0.11) (0.10) (0.14) — (0.15)
Net realized gain (0.14) (1.37) (0.06) (0.13) (1.03)
Total distributions (0.25) (1.47) (0.20) (0.13) (1.18)
NET ASSET VALUE
End of period $ 35.90 $ 44.82 $ 36.42 $ 30.76 $ 23.45
Ratios/Supplemental Data
Total return
(2)(3)
(19.35)% 27.15% 19.06% 31.73% (5.22)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 1.12% 1.09% 1.09% 1.19% 1.29%
Net expenses after waivers/
payments by Price Associates 1.12% 1.09% 1.09% 1.18% 1.29%
Net investment income 0.25% 0.17% 0.82% 0.63% 0.80%
Portfolio turnover rate 45.4% 27.5% 35.6% 32.3% 33.5%
Net assets, end of period (in
thousands) $81,938 $97,801 $13,750 $10,782 $6,766
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE U.S. Equity Research Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 45.25 $ 36.68 $ 30.93 $ 23.58 $ 26.05
Investment activities
Net investment income
(1)(2)
0.40 0.37 0.48 0.43 0.42
Net realized and unrealized gain/
loss (8.85) 9.91 5.68 7.24 (1.53)
Total from investment activities (8.45) 10.28 6.16 7.67 (1.11)
Distributions
Net investment income (0.36) (0.34) (0.35) (0.19) (0.33)
Net realized gain (0.14) (1.37) (0.06) (0.13) (1.03)
Total distributions (0.50) (1.71) (0.41) (0.32) (1.36)
NET ASSET VALUE
End of period $ 36.30 $ 45.25 $ 36.68 $ 30.93 $ 23.58
Ratios/Supplemental Data
Total return
(2)(3)
(18.72)% 28.09% 19.94% 32.55% (4.45)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.35% 0.34% 0.35% 0.40% 0.55%
Net expenses after waivers/
payments by Price Associates 0.35% 0.34% 0.35% 0.40% 0.54%
Net investment income 1.03% 0.88% 1.50% 1.47% 1.55%
Portfolio turnover rate 45.4% 27.5% 35.6% 32.3% 33.5%
Net assets, end of period (in
thousands) $4,161,650 $4,518,724 $3,649,570 $1,280,904 $55,693
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 7 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE U.S. Equity Research Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
. . Year
Ended
12/31/22
11/23/21
(1)
Through
12/31/21
NET ASSET VALUE
Beginning of period $ 45.09 $ 46.17
Investment activities
Net investment income
(2)(3)
0.54 0.06
Net realized and unrealized gain/loss (8.83) 0.70
Total from investment activities (8.29) 0.76
Distributions
Net investment income (0.49) (0.47)
Net realized gain (0.14) (1.37)
Total distributions (0.63) (1.84)
NET ASSET VALUE
End of period $ 36.17 $ 45.09
Ratios/Supplemental Data
Total return
(3)(4)
(18.44)% 1.70%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price Associates 0.34% 0.33%
(5)
Net expenses after waivers/payments by Price Associates 0.00% 0.00%
(5)
Net investment income 1.42% 1.33%
(5)
Portfolio turnover rate 45.4% 27.5%
Net assets, end of period (in thousands) $3,922,679 $787,784
0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 7 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE U.S. Equity Research Fund
December 31, 2022

Portfolio of Investments
‡
Shares/Par $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 99.6%
COMMUNICATION SERVICES 7.0%
Diversified Telecommunication Services 0.6%
Verizon Communications  1,636,712 64,487
64,487
Entertainment 1.3%
Activision Blizzard  263,403 20,163
Netflix  (1) 181,560 53,538
Walt Disney  (1) 882,660 76,686
150,387
Interactive Media & Services 4.1%
Alphabet, Class A  (1) 1,690,143 149,121
Alphabet, Class C  (1) 2,438,832 216,398
Meta Platforms, Class A  (1) 811,703 97,680
463,199
Media 0.1%
Comcast, Class A  456,532 15,965
15,965
Wireless Telecommunication Services 0.9%
T-Mobile U.S.  (1) 725,794 101,611
101,611
Total Communication Services 795,649
CONSUMER DISCRETIONARY 10.0%
Auto Components 0.2%
Aptiv (1) 35,432 3,300
Magna International  204,419 11,484
Mobileye Global, Class A  (1) 180,089 6,314
21,098
Automobiles 0.7%
Tesla (1) 624,256 76,896
76,896
Diversified Consumer Services 0.1%
Bright Horizons Family Solutions  (1) 185,006 11,674
11,674
Hotels, Restaurants & Leisure 2.6%
Booking Holdings  (1) 17,255 34,774
Chipotle Mexican Grill  (1) 25,192 34,954
Hilton Worldwide Holdings  193,528 24,454
Las Vegas Sands  (1) 391,318 18,811
Marriott International, Class A  181,620 27,041

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
McDonald's  284,899 75,079
MGM Resorts International  433,233 14,526
Starbucks  478,260 47,443
Wynn Resorts  (1) 215,394 17,764
294,846
Household Durables 0.1%
NVR (1) 3,719 17,154
17,154
Internet & Direct Marketing Retail 2.4%
Amazon.com (1) 3,223,953 270,812
270,812
Multiline Retail 0.4%
Dollar General  125,196 30,829
Dollar Tree  (1) 116,734 16,511
47,340
Specialty Retail 2.9%
AutoZone (1) 12,211 30,114
Burlington Stores  (1) 113,769 23,068
Home Depot  397,642 125,599
Lowe's  137,985 27,492
O'Reilly Automotive  (1) 46,980 39,653
Ross Stores  334,842 38,865
TJX  365,151 29,066
Ulta Beauty  (1) 34,333 16,105
329,962
Textiles, Apparel & Luxury Goods 0.6%
NIKE, Class B  636,084 74,428
74,428
Total Consumer Discretionary 1,144,210
CONSUMER STAPLES 7.2%
Beverages 2.5%
Coca-Cola  1,496,477 95,191
Constellation Brands, Class A  167,065 38,717
Keurig Dr Pepper  750,887 26,777
Monster Beverage  (1) 404,885 41,108
PepsiCo  433,678 78,348
280,141
Food & Staples Retailing 1.4%
Costco Wholesale  161,525 73,736
Walmart  604,386 85,696
159,432

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Food Products 0.8%
Conagra Brands  582,544 22,544
Darling Ingredients  (1) 120,327 7,531
Kraft Heinz  279,903 11,395
Mondelez International, Class A  716,826 47,777
89,247
Household Products 1.3%
Colgate-Palmolive  89,229 7,030
Kimberly-Clark  112,791 15,311
Procter & Gamble  800,162 121,273
143,614
Personal Products 0.3%
Estee Lauder, Class A  124,625 30,921
30,921
Tobacco 0.9%
Altria Group  641,092 29,304
Philip Morris International  747,342 75,639
104,943
Total Consumer Staples 808,298
ENERGY 4.8%
Energy Equipment & Services 0.4%
Halliburton  1,246,870 49,064
49,064
Oil, Gas & Consumable Fuels 4.4%
Chevron  636,332 114,215
ConocoPhillips  767,527 90,568
EOG Resources  319,482 41,379
Exxon Mobil  1,312,479 144,767
Hess  206,136 29,234
Marathon Petroleum  294,699 34,300
Pioneer Natural Resources  76,863 17,555
TotalEnergies, ADR  489,687 30,400
502,418
Total Energy 551,482
FINANCIALS 12.0%
Banks 4.1%
Bank of America  2,337,286 77,411
Citigroup  540,247 24,435
Citizens Financial Group  142,444 5,608
Fifth Third Bancorp  923,995 30,316
Huntington Bancshares  3,075,218 43,360

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
JPMorgan Chase  934,904 125,371
Signature Bank  106,135 12,229
SVB Financial Group  (1) 48,250 11,104
U.S. Bancorp  890,820 38,849
Wells Fargo  2,289,583 94,537
463,220
Capital Markets 2.9%
Ameriprise Financial  55,081 17,151
Ares Management, Class A  84,282 5,768
Bank of New York Mellon  164,113 7,471
BlackRock  30,991 21,961
Blue Owl Capital  443,234 4,698
Charles Schwab  748,872 62,351
CME Group  126,244 21,229
Goldman Sachs Group  166,974 57,336
Intercontinental Exchange  317,135 32,535
Invesco  318,275 5,726
Morgan Stanley  265,954 22,611
MSCI  44,883 20,878
S&P Global  162,136 54,306
334,021
Consumer Finance 0.4%
American Express  238,210 35,196
Capital One Financial  63,000 5,856
41,052
Diversified Financial Services 2.0%
Apollo Global Management  201,742 12,869
Berkshire Hathaway, Class B  (1) 521,984 161,241
Corebridge Financial  1,149,110 23,051
Equitable Holdings  931,955 26,747
Voya Financial  73,752 4,535
228,443
Insurance 2.6%
American International Group  870,393 55,044
Assurant  136,180 17,031
Chubb  307,158 67,759
Hartford Financial Services Group  676,934 51,332
Marsh & McLennan  184,463 30,525
MetLife  533,509 38,610
RenaissanceRe Holdings  165,323 30,457
290,758
Total Financials 1,357,494

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
HEALTH CARE 16.2%
Biotechnology 2.4%
AbbVie  675,508 109,169
Amgen  164,792 43,281
Biogen  (1) 76,438 21,167
Gilead Sciences  147,000 12,620
Moderna  (1) 183,783 33,011
Regeneron Pharmaceuticals  (1) 46,551 33,586
Vertex Pharmaceuticals  (1) 88,858 25,661
278,495
Health Care Equipment & Supplies 2.7%
Abbott Laboratories  370,276 40,653
Becton Dickinson & Company  273,920 69,658
Boston Scientific  (1) 99,600 4,609
Dexcom  (1) 285,741 32,357
Intuitive Surgical  (1) 220,336 58,466
Medtronic  132,118 10,268
STERIS  61,288 11,319
Stryker  143,886 35,179
Zimmer Biomet Holdings  311,929 39,771
302,280
Health Care Providers & Services 3.9%
AmerisourceBergen  83,500 13,837
Centene  (1) 330,272 27,085
Cigna  84,574 28,023
CVS Health  229,597 21,396
Elevance Health  122,217 62,694
HCA Healthcare  46,440 11,144
Humana  80,512 41,237
McKesson  60,700 22,770
Molina Healthcare  (1) 72,604 23,975
UnitedHealth Group  364,406 193,201
445,362
Health Care Technology 0.0%
Veeva Systems, Class A  (1) 34,848 5,624
5,624
Life Sciences Tools & Services 2.2%
Agilent Technologies  211,039 31,582
Charles River Laboratories International  (1) 29,699 6,472
Danaher  327,214 86,849
Illumina  (1) 26,642 5,387
Mettler-Toledo International  (1) 11,622 16,799
Thermo Fisher Scientific  180,319 99,300

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
West Pharmaceutical Services  22,499 5,295
251,684
Pharmaceuticals 5.0%
AstraZeneca, ADR  325,574 22,074
Bristol-Myers Squibb  416,088 29,937
Eli Lilly  356,393 130,383
Johnson & Johnson  831,135 146,820
Merck  927,243 102,877
Novo Nordisk, ADR  43,000 5,820
Pfizer  1,338,953 68,608
Viatris  2,415,295 26,882
Zoetis  234,444 34,358
567,759
Total Health Care 1,851,204
INDUSTRIALS & BUSINESS SERVICES 7.7%
Aerospace & Defense 1.0%
Boeing (1) 155,366 29,596
L3Harris Technologies  170,334 35,465
Raytheon Technologies  61,814 6,238
Textron  248,154 17,570
TransDigm Group  39,241 24,708
113,577
Air Freight & Logistics 0.3%
FedEx  112,101 19,416
United Parcel Service, Class B  66,611 11,580
30,996
Airlines 0.2%
Southwest Airlines  (1) 443,416 14,930
United Airlines Holdings  (1) 239,353 9,023
23,953
Building Products 0.4%
Carrier Global  190,835 7,872
Trane Technologies  209,258 35,174
43,046
Commercial Services & Supplies 0.3%
Waste Connections  233,324 30,929
30,929
Construction & Engineering 0.2%
WillScot Mobile Mini Holdings  (1) 408,623 18,458
18,458

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Electrical Equipment 0.4%
AMETEK  168,274 23,511
Rockwell Automation  83,087 21,401
44,912
Industrial Conglomerates 2.0%
General Electric  1,263,467 105,866
Honeywell International  338,670 72,577
Roper Technologies  121,448 52,476
230,919
Machinery 1.3%
Cummins  200,419 48,559
Ingersoll Rand  647,247 33,819
Otis Worldwide  240,978 18,871
PACCAR  230,017 22,765
Stanley Black & Decker  307,183 23,076
147,090
Professional Services 0.2%
CoStar Group  (1) 155,057 11,983
TransUnion  158,458 8,992
20,975
Road & Rail 1.2%
Canadian Pacific Railway  343,698 25,636
CSX  1,189,531 36,852
JB Hunt Transport Services  122,798 21,411
Old Dominion Freight Line  122,013 34,625
Saia  (1) 69,278 14,526
133,050
Trading Companies & Distributors 0.2%
United Rentals  (1) 57,531 20,448
20,448
Total Industrials & Business Services 858,353
INFORMATION TECHNOLOGY 26.0%
Communications Equipment 0.4%
Arista Networks  (1) 191,682 23,261
Cisco Systems  411,568 19,607
42,868
Electronic Equipment, Instruments & Components 0.5%
Amphenol, Class A  10,932 832
Teledyne Technologies  (1) 94,779 37,903
Trimble  (1) 275,389 13,924
52,659

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
IT Services 4.8%
Accenture, Class A  367,690 98,114
Cognizant Technology Solutions, Class A  112,032 6,407
Fiserv  (1) 827,641 83,650
FleetCor Technologies  (1) 272,271 50,011
Global Payments  405,977 40,322
Mastercard, Class A  316,700 110,126
MongoDB  (1) 39,433 7,762
Visa, Class A  714,935 148,535
544,927
Semiconductors & Semiconductor Equipment 5.2%
Advanced Micro Devices  (1) 771,385 49,963
Analog Devices  77,748 12,753
Applied Materials  173,221 16,868
ASML Holding  43,000 23,495
Broadcom  217,409 121,560
Enphase Energy  (1) 48,700 12,903
First Solar  (1) 21,900 3,280
KLA  131,876 49,721
Lam Research  46,209 19,422
Marvell Technology  433,134 16,043
Micron Technology  450,300 22,506
Monolithic Power Systems  48,329 17,090
NVIDIA  1,047,794 153,125
QUALCOMM  315,282 34,662
Texas Instruments  237,065 39,168
592,559
Software 9.1%
Adobe (1) 135,050 45,448
Black Knight  (1) 64,140 3,961
Cadence Design Systems  (1) 174,650 28,056
Descartes Systems Group  (1) 143,735 10,011
Fortinet  (1) 450,924 22,046
Gen Digital  470,908 10,091
Intuit  119,295 46,432
Microsoft  2,747,597 658,929
Salesforce  (1) 913,019 121,057
ServiceNow  (1) 96,127 37,323
Synopsys  (1) 119,831 38,261
Workday, Class A  (1) 42,236 7,067
Zoom Video Communications, Class A  (1) 83,595 5,663
1,034,345
Technology Hardware, Storage & Peripherals 6.0%
Apple  5,118,453 665,041

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Pure Storage, Class A  (1) 268,670 7,190
Western Digital  (1) 314,567 9,924
682,155
Total Information Technology 2,949,513
MATERIALS 2.9%
Chemicals 2.1%
Air Products & Chemicals  105,629 32,561
CF Industries Holdings  169,304 14,425
Corteva  112,535 6,615
FMC  99,442 12,410
Linde  297,858 97,155
Nutrien  89,662 6,548
PPG Industries  39,536 4,971
RPM International  159,857 15,578
Sherwin-Williams  202,117 47,969
238,232
Construction Materials 0.1%
Vulcan Materials  86,567 15,159
15,159
Containers & Packaging 0.7%
Avery Dennison  117,195 21,212
Ball  234,757 12,006
International Paper  227,416 7,876
Packaging Corp. of America  109,227 13,971
Sealed Air  377,533 18,831
Westrock  149,566 5,259
79,155
Paper & Forest Products 0.0%
West Fraser Timber  55,222 3,992
3,992
Total Materials 336,538
MATERIALS 0.0%
Metals & Mining 0.0%
Steel Dynamics  57,800 5,647
Total MATERIALS 5,647
REAL ESTATE 2.5%
Equity Real Estate Investment Trusts 2.5%
Alexandria Real Estate Equities, REIT  62,462 9,099
American Homes 4 Rent, Class A, REIT  129,065 3,890
American Tower, REIT  68,439 14,499
AvalonBay Communities, REIT  56,596 9,141

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
Camden Property Trust, REIT  30,370 3,398
Equinix, REIT  60,734 39,783
Equity LifeStyle Properties, REIT  101,817 6,577
Essex Property Trust, REIT  57,866 12,263
Extra Space Storage, REIT  82,367 12,123
Prologis, REIT  349,722 39,424
Public Storage, REIT  68,189 19,106
Rexford Industrial Realty, REIT  242,026 13,224
SBA Communications, REIT  219,806 61,614
Simon Property Group, REIT  117,323 13,783
Sun Communities, REIT  15,570 2,227
Welltower, REIT  279,286 18,307
Weyerhaeuser, REIT  116,100 3,599
Total Real Estate 282,057
UTILITIES 3.3%
Electric Utilities 1.9%
American Electric Power  91,235 8,663
Exelon  769,243 33,254
NextEra Energy  789,531 66,005
PG&E  (1) 2,718,365 44,201
Southern  759,144 54,210
Xcel Energy  100,448 7,042
213,375
Multi-Utilities 1.4%
Ameren  394,101 35,043
CMS Energy  197,717 12,521
Dominion Energy  750,802 46,039
DTE Energy  124,900 14,680
Sempra Energy  159,463 24,643
WEC Energy Group  227,426 21,324
154,250
Total Utilities 367,625
Total Common Stocks (Cost $9,982,771) 11,308,070
SHORT-TERM INVESTMENTS 0.6%
Money Market Funds 0.6%
T. Rowe Price Treasury Reserve Fund, 4.27%  (2)(3) 63,343,959 63,344
63,344

T. ROWE PRICE U.S. Equity Research Fund

Shares/Par $ Value
(Cost and value in $000s)
‡
U.S. Treasury Obligations 0.0%
U.S. Treasury Bills, 3.439%, 2/16/23  (4) 3,710,000 3,691
3,691
Total Short-Term Investments (Cost $67,038) 67,035
Total Investments in Securities
100.2% of Net Assets
(Cost $10,049,809) $ 11,375,105
‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Seven-day yield
(3) Affiliated Companies
(4) At December 31, 2022, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
ADR American Depositary Receipts
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE U.S. Equity Research Fund

FUTURES CONTRACTS
($000s)
Expiration
Date
Notional
Amount
Value and
Unrealized
Gain (Loss)
Long, 199 S&P 500 E-Mini Index contracts 3/23 38,417 $ 23
Net payments (receipts) of variation margin to date (208)
Variation margin receivable (payable) on open futures contracts $ (185)

T. ROWE PRICE U.S. Equity Research Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Treasury Reserve Fund, 4.27% $ —# $ — $ 564+
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Treasury Reserve
Fund, 4.27% $ 74,067  ¤   ¤ $ 63,344^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
+ Investment income comprised $564 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $63,344.

T. ROWE PRICE U.S. Equity Research Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $10,049,809) $ 11,375,105
Dividends receivable 9,686
Receivable for shares sold 9,187
Receivable for investment securities sold 4,650
Due from affiliates 1,032
Other assets 538
Total assets 11,400,198
Liabilities
Payable for shares redeemed 28,296
Payable for investment securities purchased 9,816
Investment management fees payable 3,221
Variation margin payable on futures contracts 185
Payable to directors 7
Other liabilities 970
Total liabilities 42,495
NET ASSETS $ 11,357,703

T. ROWE PRICE U.S. Equity Research Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 718,470
Paid-in capital applicable to 313,367,831 shares of $0.0001
par value capital stock outstanding; 1,000,000,000 shares
authorized 10,639,233
NET ASSETS $ 11,357,703
NET ASSET VALUE PER SHARE
Investor Class
($3,154,541,233 / 86,955,872 shares outstanding) $ 36.28
Advisor Class
($36,894,955 / 1,018,060 shares outstanding) $ 36.24
R Class
($81,937,782 / 2,282,263 shares outstanding) $ 35.90
I Class
($4,161,649,740 / 114,655,534 shares outstanding) $ 36.30
Z Class
($3,922,678,861 / 108,456,102 shares outstanding) $ 36.17

T. ROWE PRICE U.S. Equity Research Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $842) $ 156,668
    Interest 47
Total income 156,715
Expenses
Investment management 36,813
Shareholder servicing
Investor Class $ 3,651
Advisor Class 87
R Class 227
I Class 209 4,174
Rule 12b-1 fees
Advisor Class 94
R Class 407 501
Prospectus and shareholder reports
Investor Class 110
Advisor Class 1
R Class 1
I Class 212
Z Class 1 325
Registration 810
Custody and accounting 337
Legal and audit 28
Directors 28
Miscellaneous 182
Waived / paid by Price Associates (11,264)
Total expenses 31,934
Net investment income 124,781

T. ROWE PRICE U.S. Equity Research Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (370,589)
Futures (8,921)
Foreign currency transactions 3
Net realized loss (379,507)
Change in net unrealized gain / loss
Securities (1,959,373)
Futures (846)
Other assets and liabilities denominated in foreign currencies (1)
Change in net unrealized gain / loss (1,960,220)
Net realized and unrealized gain / loss (2,339,727)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (2,214,946)

T. ROWE PRICE U.S. Equity Research Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 124,781 $ 63,933
Net realized gain (loss) (379,507) 315,337
Change in net unrealized gain / loss (1,960,220) 1,497,498
Increase (decrease) in net assets from operations (2,214,946) 1,876,768
Distributions to shareholders
Net earnings
Investor Class (40,346) (145,084)
Advisor Class (345) (1,145)
R Class (590) (3,108)
I Class (56,668) (164,423)
Z Class (67,664) (30,712)
Decrease in net assets from distributions (165,613) (344,472)
Capital share transactions
*
Shares sold
Investor Class 1,733,645 1,632,113
Advisor Class 21,595 17,848
R Class 25,267 85,063
I Class 1,640,674 663,595
Z Class 3,927,421 754,979
Distributions reinvested
Investor Class 39,970 143,399
Advisor Class 344 1,145
R Class 590 3,099
I Class 56,186 163,458
Z Class 67,664 30,707
Shares redeemed
Investor Class (1,874,812) (606,636)
Advisor Class (12,252) (4,537)
R Class (22,416) (10,177)
I Class (1,073,449) (808,922)
Z Class (279,023) (77)
Increase in net assets from capital share transactions 4,251,404 2,065,057

T. ROWE PRICE U.S. Equity Research Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase during period 1,870,845 3,597,353
Beginning of period 9,486,858 5,889,505
End of period $ 11,357,703 $ 9,486,858
*Share information (000s)
Shares sold
Investor Class 45,406 40,428
Advisor Class 548 431
R Class 663 1,975
I Class 40,943 15,931
Z Class 96,561 16,785
Distributions reinvested
Investor Class 1,054 3,211
Advisor Class 9 26
R Class 16 70
I Class 1,481 3,659
Z Class 1,790 689
Shares redeemed
Investor Class (48,986) (14,422)
Advisor Class (326) (108)
R Class (579) (241)
I Class (27,632) (19,219)
Z Class (7,368) (1)
Increase in shares outstanding 103,580 49,214

T. ROWE PRICE U.S. Equity Research Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Equity Research Fund, Inc. (the fund) is registered under the
Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has five classes of shares: the U.S. Equity
Research Fund (Investor Class), the U.S. Equity Research Fund–Advisor Class
(Advisor Class), the U.S. Equity Research Fund–R Class (R Class), the U.S. Equity
Research Fund–I Class (I Class) and the U.S. Equity Research Fund–Z Class (Z Class).
Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in
Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates,
Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class and R Class each operate under separate
Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates

T. ROWE PRICE U.S. Equity Research Fund

and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss.
Dividend income and capital gain distributions are recorded on the ex-dividend date.
Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25%
and 0.50%, respectively, of the class’s average daily net assets.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are

T. ROWE PRICE U.S. Equity Research Fund

not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2022, the fund realized
$162,628,000 of net gain on $269,461,000 of in-kind redemptions.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;

T. ROWE PRICE U.S. Equity Research Fund

and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

T. ROWE PRICE U.S. Equity Research Fund

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE U.S. Equity Research Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended December 31, 2022, the fund invested in derivative instruments.
As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure.
The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 11,308,070 $ — $ — $ 11,308,070
Short-Term Investments 63,344 3,691 — 67,035
Total Securities 11,371,414 3,691 — 11,375,105
Futures Contracts* 23 — — 23
Total $ 11,371,437 $ 3,691 $ — $ 11,375,128
* The fair value presented includes cumulative gain (loss) on open futures contracts; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.

T. ROWE PRICE U.S. Equity Research Fund

liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Counterparty Risk and Collateral  The fund invests in exchange-traded and/or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because
($000s) Location on Statement of
Assets and Liabilities Fair Value*
Assets
Equity derivatives Futures $ 23
*
Total $ 23
*
The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.
($000s)
Location of Gain (Loss) on Statement of Operations
Futures
Realized Gain (Loss)
Equity derivatives $ (8,921)
Total $ (8,921)
Change in Unrealized
Gain (Loss)
Equity derivatives $ (846)
Total $ (846)

T. ROWE PRICE U.S. Equity Research Fund

the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of
Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of
December 31, 2022, securities valued at $3,653,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.
Futures Contracts  The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract
(variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

T. ROWE PRICE U.S. Equity Research Fund

NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities other than short-term securities aggregated $9,427,228,000 and $5,081,279,000, respectively, for the year ended
December 31, 2022.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind.
The tax character of distributions paid for the periods presented was as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 148,649 $ 184,831
Long-term capital gain 16,964 159,641
Total distributions $ 165,613 $ 344,472

T. ROWE PRICE U.S. Equity Research Fund

At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE 6 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the
($000s)
Cost of investments $ 10,271,554
Unrealized appreciation $ 1,816,706
Unrealized depreciation (713,155)
Net unrealized appreciation (depreciation) $ 1,103,551
($000s)
Undistributed ordinary income $ 7,860
Net unrealized appreciation (depreciation) 1,103,551
Loss carryforwards and deferrals (392,941)
Total distributable earnings (loss) $ 718,470

T. ROWE PRICE U.S. Equity Research Fund

extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 7 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.04% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%. Effective November 1, 2019, Price Associates has
agreed to permanently waive a portion of the fund’s annual investment management fee in order to limit the fund’s management fees to 0.33% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. The fund has no obligation to repay fees waived under this arrangement. No management fees were waived under this arrangement for the year ended December 31, 2022.
Prior to April 30, 2022, the contractual expense limitation for the Advisor Class and R Class were 0.97% and 1.31%, respectively. During the limitation period, Price
Associates was required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class was required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio
(after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

T. ROWE PRICE U.S. Equity Research Fund

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
At December 31, 2022, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
Advisor Class R Class I Class Z Class
Expense limitation/I Class
Limit 0.97% 1.31% 0.04% 0.00%
Expense limitation date 04/30/22 04/30/22 04/30/24 N/A
(Waived)/repaid during the
period ($000s) $— $— $— $(11,264)

T. ROWE PRICE U.S. Equity Research Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and Advisor Class. For the
year ended December 31, 2022, expenses incurred pursuant to these service agreements were $102,000 for Price Associates; $940,000 for T. Rowe Price Services, Inc.; and
$21,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended December 31, 2022, the fund
was   for shareholder servicing costs related to the college savings plans,  All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31,
2022, approximately 4% of the outstanding shares of the I Class were held by college savings plans.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct

T. ROWE PRICE U.S. Equity Research Fund

purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $240,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 8 - BORROWING
To provide temporary liquidity, the fund may borrow from other T. Rowe Price-
sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured.
During the year ended December 31, 2022, the fund incurred $2,000 in interest expense related to outstanding borrowings on one days in the average amount of $29,500,000 and at an average annual rate of 2.61%. At December 31, 2022, there were no borrowings outstanding.
NOTE 9 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity

T. ROWE PRICE U.S. Equity Research Fund

and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. Equity Research Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price U.S. Equity Research
Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. Equity Research Fund, Inc. (the
"Fund") as of December 31, 2022, the related statement of operations for the year ended
December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the
“financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE U.S. Equity Research Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE U.S. Equity Research Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$27,926,000 from short-term capital gains
$16,964,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $116,281,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $116,281,000 of the fund's income qualifies for the dividends-received deduction.
For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends,
$2,449,000 of the fund's income qualifies as qualified real estate investment trust (REIT)
dividends.

T. ROWE PRICE U.S. Equity Research Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE U.S. Equity Research Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE U.S. Equity Research Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE U.S. Equity Research Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE U.S. Equity Research Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE U.S. Equity Research Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With U.S. Equity Research Fund Principal Occupation(s)
Jason Adams (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Kennard W. Allen (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Christopher W. Carlson (1967)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Joseph B. Fath, CPA (1971)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE U.S. Equity Research Fund

Name (Year of Birth)
Position Held With U.S. Equity Research Fund Principal Occupation(s)
Mark S. Finn, CFA, CPA (1963)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Jon Michael Friar (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Alexa M. Gagliardi (1988)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Ryan S. Hedrick, CFA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Ann M. Holcomb, CFA (1972)
Co-president
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Jason Nogueira, CFA (1974)
Co-president
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Jason Benjamin Polun, CFA (1974)
Co-president
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Vivian Si  (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Matthew J. Snowling, CFA (1971)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
James Stillwagon (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Anthony Bruce Wang  (1989)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE U.S. Equity Research Fund

Name (Year of Birth)
Position Held With U.S. Equity Research Fund Principal Occupation(s)
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Justin P. White  (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
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2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582067
F108-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$26,234	$21,172
Audit-Related Fees	-	-
Tax Fees	-	1,540
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Equity Research Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023